EQUITY	6 Months Ended
Jun. 26, 2020
Share Capital, Reserves And Other Equity Interest [Abstract]
EQUITY
EQUITY
Share Capital
As at 26 June 2020, the Company had issued and fully paid 454,163,561 Shares. Shares in issue have one voting right each and no restrictions related to dividends or return of capital. The share capital increased during the six months ended 26 June 2020 from the issue of 828,884 Shares, following the exercise of share-based payment awards.
Share buyback programme
In connection with the €1 billion share buyback programme announced in February 2020, the Company entered into agreements to purchase its own Shares. 3,065,200 Shares were repurchased by the Company and cancelled. The total cost of the repurchased Shares of €129 million, including €1 million of directly attributable tax costs, was deducted from retained earnings.
On 23 March 2020, in response to the COVID-19 pandemic, the Board took the decision to suspend the share buyback programme. No further Shares have been purchased under this programme in the period through to 26 June 2020.
Dividends
No dividends were declared or paid in the first six months of 2020.